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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):   OCTOBER 19, 2006


                             BUFFETS HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                333-116897                               22-3754018
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         (Commission File Number)                      (IRS Employer
                                                     Identification No.)

            1460 BUFFET WAY,
            EAGAN, MINNESOTA                                55121
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 (Address of Principal Executive Offices)                (Zip Code)


                                 (651) 994-8608
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

PURCHASE AGREEMENT

         On October 19, 2006, Buffets Holdings, Inc. (the "COMPANY"), Buffets, Inc. ("BUFFETS"), a subsidiary of the Company, and certain subsidiaries of Buffets entered into a purchase agreement (the "PURCHASE AGREEMENT") with Credit Suisse Securities (USA) LLC, UBS Securities LLC, Goldman, Sachs & Co. and Piper Jaffray & Co. (collectively, the "INITIAL PURCHASERS") relating to the issuance and sale of Buffets' 12.5% senior notes due 2014 (the "NOTES"). Under the Purchase Agreement, Buffets has agreed to issue and sell an aggregate of $300 million principal amount of the Notes to the Initial Purchasers. The Purchase Agreement includes customary representations, warranties and covenants by Buffets. It also provides that Buffets will indemnify the Initial Purchasers against certain liabilities, including liabilities under the Securities Act of 1933, or contribute to payments the Initial Purchasers may be required to make because of any of those liabilities. The offering of the Notes is conditioned upon the consummation of the acquisition of Ryan's Restaurant Group, Inc. by Buffets. The offering of the Notes is expected to close on or about November 1, 2006, simultaneously with the closing of the acquisition of Ryan's Restaurant Group, Inc.

         Some of the Initial Purchasers and their affiliates have provided, and may provide in the future, investment banking, commercial banking and other financial services for the Company and its subsidiaries in the ordinary course of business, for which they have received and will receive customary compensation. Affiliates of Credit Suisse Securities (USA) LLC, UBS Securities LLC and Goldman, Sachs & Co. are acting as agents and/or lenders under the credit facility that Buffets expects to enter into in connection with the offering of the Notes. Affiliates of Credit Suisse Securities (USA) LLC are acting as agents and/or lenders under the existing credit facility of Buffets. In addition, Credit Suisse Securities (USA) LLC is acting as the dealer-manager for the tender offers and consent solicitations for the Company's 13.875% senior discount notes due 2010 (the "13.875% Notes") and Buffets' 11.25% senior subordinated notes due 2010 (the "11.25% Notes").

ITEM 8.01.  OTHER EVENTS

         On October 19, 2006, Buffets Restaurants Holdings, Inc. ("HOLDINGS"), the parent corporation of the Company, entered into a purchase agreement with certain noteholders to repurchase all of the 13.875% Notes that are not tendered in the tender offer and consent solicitation for the 13.875% Notes. Holdings may assign its right under this agreement to the Company. In addition, Buffets intends to redeem all of its 11.25% Notes that will remain outstanding upon the closing of the tender offer for such notes.

         On October 19, 2006, the Company issued a press release announcing the pricing of the offering of the Notes. A copy of the release is attached as
Exhibit 99.1 and is incorporated herein in its entirety by reference.

         On October 20, 2006, the Company issued a press release announcing the pricing for the tender offer and related consent solicitation for the 13.875% Notes. A copy of the release is attached as Exhibit 99.2 and is incorporated herein in its entirety by reference.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits

        EXHIBIT
        NUMBER               DESCRIPTION
        ------- -----------------------------------------
         99.1   Press Release issued on October 19, 2006.
         99.2   Press Release issued on October 20, 2006.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: October 24, 2006

                                           BUFFETS HOLDINGS, INC.


                                           By: /s/ R. Michael Andrews, Jr.
                                               ---------------------------
                                           Name:  R. Michael Andrews, Jr.
                                           Title: Chief Executive Officer





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                                 EXHIBIT INDEX

        EXHIBIT NUMBER               TITLE
        --------------   -----------------------------------------
            99.1         Press Release issued on October 19, 2006.
            99.2         Press Release issued on October 20, 2006.